UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 2 , 2016 Date of report (Date of earliest event reported)

SUPPORT.COM, INC. (Exact Name of Registrant as Specified in Charter)
Delaware (State or Other Jurisdiction of Incorporation)	000-30901 (Commission File No.)	94-3282005 (I.R.S. Employer Identification No.)
900 Chesapeake Dr., Second Floor, Redwood City, CA 94063 (Address of Principal Executive Offices) (Zip Code)

(650) 556-9440 (Registrant’s telephone number, including area code)

N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

Previously, Support.com, Inc. (the “Company”) and Comcast Cable Communications Management, LLC (“Comcast”) entered into a Master Services Agreement, Call Handling Services, effective October 1, 2013 (the “Agreement”), attached to which are: (i) Statement of Work #1, effective October 1, 2013 (“SOW#1”), covering the Company’s provision of certain sales and customer support services to customers of Comcast’s high speed Internet and wireless gateway offerings; and (ii) Statement of Work #3, effective March 21, 2014 (“SOW#3”), covering the Company’s provision of certain sales and customer support services for Comcast’s home security and control offerings to actual and prospective Comcast customers.  The foregoing descriptions and references to the Agreement, SOW#1 and SOW#3 are qualified in their entirety by reference to the previously disclosed documents, which are incorporated by reference herein.

On June 2, 2016, the Company received fully executed copies of change management forms (“CMFs”) entitled:  (i) “Change Management Form Number 8 to SOW #1” (“SOW#1 CMF”), and “Change Management Form Number 8 to SOW #3” (“SOW#3 CMF”), between the Company and Comcast, each of which provide for a limited duration program under which Company would receive additional fees for referring customers that purchase, install and connect certain products and features of Comcast’s home security and control offerings.

The foregoing descriptions and references to the Agreement, SOW#1 CMF and SOW#3 CMF are qualified in their entirety by reference to the actual documents, which are attached as exhibits hereto and are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1 Change Management Form Number 8 to SOW #1 between Comcast and Company, signed June 2, 2016.*

10.2 Change Management Form Number 8 to SOW #3 between Comcast and Company, signed June 2, 2016.*

*Portions of the Exhibit have been omitted pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 7, 2016

SUPPORT.COM, INC.

By:	/s/ Michelle Johnson
Name:	Michelle Johnson
Title:	VP, General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Change Management Form #8 to Statement of Work #1, between Comcast and Company, signed June 2, 2016.*
10.2	Change Management Form #8 to Statement of Work #3, between Comcast and Company, signed June 2, 2016.*
*Portions of the Exhibit have been omitted pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.